                                                                   Exhibit 3-233
-------------------------------------------------------------------------------

APPLICANT'S ACCT. NO.
DSC3: 59-512 (Rev. 1-58)

Filing fee: $75
LTD-o                                            ____________________
Limited Partnership Certificate                 (Line for numbering)

                                    File this 9th day of
                                    NOV., 1984
                                    Commonwealth of Pennsylvania
                                    Department of State

                                     /s/ [graphic of signature]
                                     -------------------------------------------
                                     Secretary of the Commonwealth

                                               (Box for Certification)


                          COMMONWEALTH OF PENNSYLVANIA
                              DEPARTMENT OF STATE
                               CORPORATION BUREAU


   In compliance with the requirements of 59 Pa.C.S. ss. 512 (relating to formation), the undersigned, desiring to form a limited partnership, hereby certify that:

1.   The name of the partnership is:

     Philadelphia Avenue Associates

2.   The character of its business is:

     To own and operate real and personal property for investment purposes

3.   The location of its principal place of business is:

       83 W. 7  Stars Road
      -------------------------------------------------------------------------
       (NUMBER)                                   (STREET)

       Spring City               Pennsylvania                   19475
      -------------------------------------------------------------------------
       (CITY)                      (STATE)                    (ZIP CODE)

4.   The name(s) and place of residence(s) of each general partner is (are):

                   ADDRESS
     NAME       (including street and number, if any)

     Philadelphia Avenue Corporation, a Pennsylvania Corporation
     83 W. 7 Stars Road, Spring City, PA 19475

5. The name(s) and place of residence(s) of and the amount of cash and a description of and the agreed value of other property contributed by each limited partner is (are):

                ADDRESS                                   CAPITAL
    NAME       (including street and number, if any)      CONTRIBUTION

   Edward B. Romanow, Jr.   13336 Camino Marvilla         $ 700.00
                            Del Mar, California 92014

   Richard R. Howard        83 W. 7 Stars Road            $ 300.00
                            Spring City, PA 19475
     o

6.   The term for which the partnership is to exist is:
     From the date of this certificate through December 31, 1984

7. The share of the profits or the other compensation by way of income which each limited partner shall receive by reason of his contribution is:

      NAME                                               SHARE OR AMOUNT
   Edward B. Romanow, Jr.                                     69.7%
   Richard R. Howard                                          29.3%

   IN TESTMONY WHEREOF, the undersigned partners have caused this certificate to be signed this 9th day of November 1984

                                         Philadelphia Avenue Associates

/s/ Edward B. Romanow, Jr.               By: /s/ Edward B. Romanow
--------------------------------------       ----------------------------------
Edward B. Romanow, Jr., Limited Partner       (SIGNATURE) President

/s/ Richard R. Howard                    Attest: /s/ Richard R. Howard
--------------------------------------   --------------------------------------
Richard R. Howard, Limited Partner             (SIGNATURE) Secretary

--------------------------------------   --------------------------------------
      (SIGNATURE)                              (SIGNATURE)

INSTRUCTIONS FOR COMPLETING FORM:

A. Two or more corporations or individuals (including persons doing business as partners) may form a limited partnership, having as members one or more general partners and one or more limited partners.

B. Optional provisions authorised by 39 Pa.C.S. ss.512(a)(1)(vii), (viii) and (x) to (xiv) (relating to formation) may be added as paragraphs
     8.9.10 etc.

C.   All information shall be typed or printed, in black ink.

D. Make check payable to: Secretary of the Commonwealth. (CASH WILL NOT BE ACCEPTED)

E. Send certificate and check to: Corporation Bureau, Department of State, Room 308, North Office Bldg., Harrisburg, Pa. 17120.

APPLICANT'S ACCT. NO.
DSCB: 59-643(a) (Rev. 1-78)

Filing fee: $40
LTD-o
Amdnement of Limited                            ___________________________
Partnership Certificate                         (Line for numbering)

                                     Filed this 9th day of
                                     MAR, 1987
                                     Commonwealth of Pennsylvania
                                     Department of State

                                     /s/ [graphic of signature]
                                     -------------------------------------------
                                     Secretary of the Commonwealth

                                               (Box for Certification)


                          COMMONWEALTH OF PENNSYLVANIA
                              DEPARTMENT OF STATE
                               CORPORATION BUREAU


   In compliance with the requirements of 59 Pa.C.S. ss. 543(a) (relating to requirements for amendment and for cancellation of certificate), the undersigned, desiring to amend a certificate of a limited partnership, hereby certify that:

1.   The name of the partnership is:

     Philadelphia Avenue Associates

2. The location of its principal place of business is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

        83                        W. 7 Stars Rd.
     ---------------------------------------------------------------------------
      (NUMBER)                      (STREET)



      Spring City                   Pennsylvania               19475
     ---------------------------------------------------------------------------
       (CITY)                         (STATE)               (ZIP CODE)

3. The last preceding filing, if any, with respect to such partnership was made in the Department of State on

     January 30, 1985
     ----------------
     (DATE)

4.   The amendment to the certificate of the partnership is as follows:

(a) Effective December 23, 1986, Edward B. Romanow, Jr. and Richard R. Howard transferred and assigned their limited partnership interests to Genesis Health Ventures, Inc.

(b) Effective December 23, 1986, the address of the partnership is hereby changed to c/o Genesis Health Ventures, Inc., Suite 100, 148 West State Street, Kennett Square, PA 19348.

   IN TESTIMONY WHEREOF, the undersigned partners have caused this amendment of limited partnership certificate to be signed as of this 23rd day of December, 1986.



                       Genesis Heath Ventures, Inc.,
                       Limited Partner

                       By: /s/ Richard R. Howard
                       ---------------------------------------------------------
                          Richard R. Howard, President

                       By: /s/ Stephen E. Luongo
                       ---------------------------------------------------------
                          Stephen E. Luongo, Assistant Secretary

                       Philadelphia Avenue Corporation, General Partner

                       By: /s/ Richard R. Howard
                       --------------------------------------------------------
                          Richard R. Howard, President

                       By: /s/ Stephen E. Luongo
                       ---------------------------------------------------------
                          Stephen E. Luongo, Secretary

                          /s/ Edward B. Romanow, Jr.
                          ------------------------------------------------------
                          Edward B. Romanow, Jr.

                          /s/ Richard R. Howard
                          ------------------------------------------------------
                          Richard R. Howard

Microfilm Number__________     Filed with the Department of State on Feb 01 1993

                                         /s/ [graphic of signature]
                                         ---------------------------------
Entity Number  844101                    Secretary of the Commonwealth


                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                   DSCB:15-1507/4144/5507/6144/8506 (Rev 90)


Indicate type of entity (check one):

|_| Domestic Business Corporation (15 Pa.C.S. ss. 1507)       |_| Foreign Nonprofit Corporation (15 Pa.C.S. ss. 6144)

|_| Foreign Business Corporation (15 Pa.C.S. ss. 4144)        |x| Domestic Limited Partnership (15 Pa.C.S. ss. 8506)

|_| Domestic Nonprofit Corporation (15 Pa.C.S. ss. 5507)

   In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1.   The name of the limited partnership is PHILADELPHIA AVENUE ASSOCIATES

2. The (a) address of this corporation's or limited partnership's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the country of venue is: (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)  148 W. State Street, Kennett Square, PA 19348 Chester
     --------------------------------------------------------------------------
       Number and Street      City    State    Zip                  County

(b)  c/o:  --------------------------------------------------------------------
       Name of Commercial Registered Office Provider                County

     For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3.   (Complete part (a) or (b)):

     (a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

      -------------------------------------------------------------------------
      Number and Street      City    State    Zip               County

(b) The registered office of the corporation or limited partnership shall be provided by:

           C.T. CORPORATION SYSTEM            Chester
     c/o:  --------------------------------------------------------------------
       Name of Commercial Registered Office Provider            County

     For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

DSCB:15-1507/4144/5507/6144/8506 (Rev 90)-2

4. (Strike out if a limited partnership): Such change was authorized by the Board of Directors of the corporation.

IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorised officer this 27th day of January, 1993.



                        PHILADELPHIA AVENUE ASSOCIATES
                        -------------------------------------------------------
                        Name of Corporation/Limited Partnership

                        By: /s/ [graphic of signature]
                        -------------------------------------------------------
                             (Signature)

                        TITLE: James W. Tabak, Asst. Secy.
                        -------------------------------------------------------
                            of Philadelphia Avenue Corporation
                            (General Partner)

Microfilm Number__________     Filed with the Department of State on Jun 13 1996

                                        /s/ [graphic of signature]
                                        ---------------------------------------
Entity Number  844101                   Secretary of the Commonwealth


                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                   DSCB:15-1507/4144/5507/6144/8506 (Rev 90)


Indicate type of entity (check one):

|_| Domestic Business Corporation (15 Pa.C.S. ss. 1507)             |_| Foreign Nonprofit Corporation (15 Pa.C.S. ss. 6144)

|_| Foreign Business Corporation (15 Pa.C.S. ss. 4144)              |x| Domestic Limited Partnership (15 Pa.C.S. ss. 8506)

|_| Domestic Nonprofit Corporation (15 Pa.C.S. ss. 5507)

   In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unicorported associations) the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1. The name of the corporation of limited partnership is PHILADELPHIA AVENUE ASSOCIATES

2. The (a) address of this corporation's or limited partnership's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the country of venue is : (the Department is hereby authorised to correct the following information to conform to the records of the Department):

     (a)  1635 Market Street, Philadelphia, PA 19103, Philadalphia County
          ---------------------------------------------------------------------
          Number and Street       City     State Zip               County

     (b)  c/o: C.T. Corporation System
          ---------------------------------------------------------------------
          Name of Commercial Registered Office Provider            County

     For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3.   (Complete part (a) or (b)):

     (a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

     148 W. State Street, Kennett Square,   PA 19348,  Chester County
      -------------------------------------------------------------------------
     Number and Street      City           State Zip                County

(b) The registered office of the corporation or limited partnership shall be provided by:

     c/o:  --------------------------------------------------------------------
       Name of Commercial Registered Office Provider                County

     For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

DSCB:15-1507/4144/5507/6144/8506 (Rev 90)-2

4. (Strike out if a limited partnership): Such change was authorised by the Board of Directors of the corporation.

   IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer this 10th day of June, 1996.



                     By: Philadelphia Avenue Corporation, the general
                         partner of Philadelphia Avenue Associates
                          -----------------------------------------------------
                           Name of Corporation/Limited Partnership

                      By: Ira. C. Gubernick, Esquire
                          -----------------------------------------------------
                                   (Signature)

                   TITLE: Corporate Secretary
                          -----------------------------------------------------